INVESTOR PRESENTATION
SEPTEMBER 2018


Edgewater | San Francisco, CA


Ten20 | Bellevue, WA


Garrison Square | Boston, MA

UDR, Inc. (NYSE: UDR) has a demonstrated history of successfully managing, buying, selling, developing and redeveloping attractive multifamily real estate properties in a variety of U.S. markets.

- S&P 500 Company
- ~$16.7 Billion Enterprise Value
- 2018 Annualized Declared Dividend of $1.29; ~3.2% as of August 28, 2018.

Chief Financial Officer:
Joe Fisher | 720-283-6139

Investor Relations:
Chris Van Ens| 720-348-7762

TABLE OF CONTENTS



Vitruvian West | Addison, TX

UDR AT A GLANCE

UDR is a multifamily REIT that owns, operates, develops and redevelops a diversified portfolio of apartment homes across various top-tier U.S. markets.

UDR AT A GLANCE(1)

- Established in **1972** • **20** Markets • **163** Communities • **49,464** Homes
- Same-Store ("SS") Revenue per Occupied Home: **$2,132**
- Total Portfolio Revenue per Occupied Home (inclusive of JVs): **$2,225**
- **$16.7** Billion Enterprise Value(2) • **S&P 500** Company • **Investment Grade Rated**
- **$811** Million Development Pipeline (5% of Enterprise Value, 96% of Dev. is funded)
- **183** Consecutive Quarters Paying a Dividend • **3.2%** Dividend Yield(2)
- Avg. Age of Communities: **16** years • # of UDR Associates: ~**1,500**

UDR'S MARKET COMPOSITION(1)



> 5.0% of Total NOI
2.5%-5.0% Total NOI
< 2.5% Total NOI
Seattle
Portland
San Francisco
Monterey Peninsula
Los Angeles
Orange County
Other S. CA – Inland Empire / San Diego
West Coast:
% of SS NOI: 44%
% of Total NOI: 44%
Development: $414M
Denver
Dallas
Austin
Southwest:
% of SS NOI: 5%
% of Total NOI: 7%
Development: $30M
Nashville
Orlando
Tampa
Other FL
Southeast:
% of SS NOI: 12%
% of Total NOI: 10%
Northeast
% of SS NOI: 15%
% of Total NOI: 18%
Development: $367M
Boston
New York
Philadelphia
Metro Washington, D.C.
Baltimore
Richmond
Mid-Atlantic
% of SS NOI: 24%
% of Total NOI: 22%

(1) As of June 30, 2018, except otherwise noted. Development includes wholly-owned homes and MetLife joint ventures at UDR's pro-rata ownership interest. NOI totals may not add to 100% due to rounding.
(2) As of August 28, 2018.
Source: Company documents.

WHY INVEST IN UDR?

UDR's core objective is to generate **high-quality and predictable earnings, dividend and net asset value ("NAV") per share growth.** The attributes below aid us in executing this objective, which over time, should drive **better-than-average total shareholder return ("TSR").**

OPERATING EXCELLENCE

- Generate above-peer median SS growth and continually enhance operating margins via revenue-generating/expense-reducing initiatives.

PORTFOLIO DIVERSIFICATION

- Diversified portfolio reduces market-concentration risk/SS growth volatility and appeals to a wide renter/investor audience.


Better SS Growth + Lower SS Volatility = Full-Cycle Investment
Operating Excellence
Portfolio Diversification
Balance Sheet Strength
Accretive Capital Allocation
AFFO/sh Growth
NAV/sh Growth
Dividend/sh Growth
Total Shareholder Return

BALANCE SHEET STRENGTH

- Maintain a safe and liquid balance sheet that can fully fund our internal and external needs throughout the real estate cycle.

ACCRETIVE CAPITAL ALLOCATION

- Invest in accretive internal and external opportunities that offer the best long-term, risk-adjusted IRRs.

Operations:

- **Same-store revenue growth in 3Q 2018 is forecast to be 3.5% to 3.7%** versus 3.4% in 2Q 2018.
- On a **QTD basis, YOY blended lease rate growth of 3.7% has averaged 70 bps higher than what was realized in July/August of 2017**; an expansion from the 20 bp YOY growth rate differential reported in 2Q 2018.
- The combination of improving blended lease rate growth, low turnover, high occupancy and strong other income growth provides the Company confidence heading into year-end 2018.

Developer Capital Program:

- In August, the Company closed two new DCP funding commitments totaling ~$60 million and with initial draws of ~$9 million. The first is an under-construction, 66-home community located in Santa Monica, CA with 5,400 SF of retail. The second is a to-be-constructed, 478-home community located in Philadelphia with 58,000 SF of retail.

Development:

- UDR's ~$717 million in wholly-owned development in lease-up is progressing well with Pacific City, located in Huntington Beach, CA currently at 75.2% leased and 345 Harrison Street, located in Boston, at 69.4% leased.
- These results provide the Company confidence that its 2019 development earn-in will improve versus that realized in 2018.


LOBBY

Junction (DCP) | Santa Monica, CA

UDR'S EXECUTION OVER TIME

The Result: Our cumulative same-store NOI, AFFO, dividend and NAV per share growth have driven robust relative total shareholder return since 2013, when our inaugural multiyear Strategic Outlook was published.

UDR Per Share Growth (indexed at 100 at YE 2012)(1)


SS NOI
AFFO/sh Growth
Dividend/sh Growth
NAV/sh Growth
5.2% SS NOI CAGR
7.2% AFFO/sh CAGR
6.6% Dividend/sh growth CAGR
8.1% NAV/sh CAGR
153
152
147
136
160
150
140
130
120
110
100
90
2012
2013
2014
2015
2016
2017
2018E

Total Shareholder Return (indexed at 100 in February 2013)(2)


UDR
NAREIT Equity Index
S&P 500
13.8% UDR TSR CAGR
14.9% S&P 500 Index TSR CAGR
8.6% NAREIT Equity Index TSR CAGR
214
203
157
230
210
190
170
150
130
110
90
2013
2014
2015
2016
2017
2018

(1) 2018 estimates represent mid-points of UDR's guidance.
(2) Data as of August 28, 2018.
Source: Company documents and forecasts, Green Street Advisors and NAREIT.



Full-Cycle Investment

Better-than-peer median same-store growth and a lower risk profile make for a full-cycle investment. Our best-in-class operating platform drives the former, while our diversified portfolio, the latter.

Columbus Square | New York, NY

FULL-CYCLE INVESTMENT

Better than Peer Median Growth

UDR Annual SS Revenue/NOI Growth vs. Peer Median Since 2000(1)


UDR Growth
Peer Median Growth
SS Rev
3.0%
2.6%
SS NOI
3.3%
2.5%

UDR's Operating Platform

Strong Blocking and Tackling

+

Continuous Innovation

=

UDR's SS revenue and NOI growth has outpaced peer median growth by **~40 and ~80 bps annually since 2000.**

Plus Less Risk

UDR SS Revenue/NOI Growth Volatility vs. Peer Median Since 2000(1)


UDR Coefficient of Variation
Peer Median Coefficient of Variation
SS Rev
0.9
1.1
SS NOI
1.1
1.6
Lower Volatility
Higher Volatility

UDR's Diversified Portfolio

=

More Markets

+

More Price Points

+

Balanced Urban/Suburban Mix

Equals Full-Cycle Investment

(1) Peer median includes AIV, AVB, CPT, EQR, ESS and MAA. Data from 2000-2Q 2018.
Source: Company/Peer REIT documents and forecasts and SNL.

Two attributes define our operating platform: strong blocking and tackling and continuous innovation. Efficient/proactive pricing of our portfolio and controlling expense growth (i.e., blocking and tackling) maintain market growth. Implementing innovative initiatives that boost our top-/bottom-lines (i.e., continuous innovation) drive our outperformance versus peers and margin expansion. Market "wins" exhibit our success.

% of Our Markets Where UDR Produced the Best SS Revenue Growth(1)


UDR
Peer Avg.
UDR has, on average, annually "won" 20% more markets than peers(2) since 2008.
60%
50%
40%
30%
20%
10%
0%
2008 49% 16%
2009 44% 16%
2010 34% 14%
2011 29% 22%
2012 31% 18%
2013 40% 13%
2014 32% 20%
2015 21% 20%
2016 38% 16%
2017 48% 16%
YTD 18 42% 18%
Significant Rev.-Enhancing Cap ex Spend
Focus on Operating Initiatives

% of Our Markets Where UDR Produced the Best SS NOI Growth(1)


UDR
Peer Avg.
UDR has, on average, annually "won" 14% more markets than peers(2) since 2008.
60%
50%
40%
30%
20%
10%
0%
2008 42% 21%
2009 53% 51%
2010 35% 16%
2011 24% 22%
2012 24% 26%
2013 40% 17%
2014 32% 23%
2015 28% 21%
2016 34% 20%
2017 50% 19%
YTD 18 46% 21%
Significant Rev.-Enhancing Cap ex Spend
Focus on Operating Initiatives

(1) Winning a market is defined as ranking first among MF peers in year-over-year same-store growth in a UDR market during a quarter.
(2) Peer average includes large, publically traded apartment REITs. As measured from 2008–2Q 2018.
Source: Company documents.

Continuous Innovation: On average, ~85 bps of our annual incremental NOI growth since YE 2013 (~$5.2 million in 2017) has been generated by our revenue-enhancing and expense-growth reducing operating initiatives. Long-lived, consistent innovation will continue to enhance our growth and margin for years to come.


YOY SS NOI Growth
Est. UDR NOI Growth excl. Op. Initiatives
Est. Incremental UDR NOI Growth from Op. Initiatives
7%
6%
5%
4%
3%
2%
1%
30%
28%
26%
24%
22%
20%
18%
16%
14%
12%
10%
5.2%
1.2%
4.0%
5.2%
6.7%
0.7%
6.0%
6.2%
6.5%
0.6%
5.9%
5.0%
3.8%
0.9%
2.9%
2.4%
3.1%
1.1%
2.0%
2.6%
27.3%
4.1%
23.3%
20.9%
2014
2015
2016
2017
YTD 2018
Cumulative
UDR
Peer Median

Operating initiatives have driven ~110 bps of incremental same-store margin expansion since YE 2013.


UDR SS Operating Margin
Rolling 4Q SS Operating Margin
Est. Rolling 4Q SS Op. Margin - Excl. Op. Initiatives
72.0%
71.5%
71.0%
70.5%
70.0%
69.5%
69.0%
~110 bps of margin expansion has come from operating initiatives.
71.6%
70.5%
2013
2014
2015
2016
2017

Source: Company documents.

Our diversified portfolio, as defined by geographic mix, price point and location within markets, is a differentiating factor versus peers, appeals to a wide renter and investor audience and lessens volatility in our long-term, same-store growth. Diversification is a key driver of our full-cycle status.

UDR's Diversified Portfolio(1)

Markets: 20	**Communities:** 163	**Total Homes:** 49,464	**SS Homes:** 38,911
SS Rev. per Occupied Home: $2,132		**Total Rev. per Occupied Home:** $2,225	
A/B Quality and Urban/Suburban Mix: ~50%/50%			

Diversified Geographic Mix

% of SS Revenue in Five Largest Markets(1)


ESS 100%
AVB 88%
EQR 84%
Peer Avg. 72%
AIV 65%
UDR 63%
CPT 51%
MAA 43%
More Diversification
20% 40% 60% 80% 100%

Price Point Diversification

Portfolio-Wide Rental Rate Differential(2)


UDR 91%
AIV 69%
EQR 51%
Peer Avg. 46%
ESS 43%
AVB 40%
CPT 38%
MAA 32%
More Diversification
10% 40% 70% 100%

UDR % Urban/Suburban


Urban
Suburban
100% 80% 60% 40% 20% 0%
Metro D.C. 40% 60%
SF Bay 70% 30%
Orange Cty 25% 75%
NYC 100% 0%
Boston 40% 60%

UDR % A/B Quality(3)


A quality
B quality
100% 80% 60% 40% 20% 0%
Metro D.C. 35% 65%
SF Bay 70% 30%
Orange Cty 45% 55%
NYC 40% 60%
Boston 55% 45%

(1) Data as of June 30, 2018. Comparative top-5 markets for peer REITs are defined similarly to UDR's market definitions.
(2) Price point differential equals the percentage difference between 1st and 3rd quartile rent levels across each REIT's portfolio.
(3) A-quality is defined as having average community rent > 120% of market average rent. B-Quality = > 80% and < 120%.
Source: Company and Peer REIT documents and AxioMetrics.

ACCRETIVE CAPITAL ALLOCATION

Our ability to pivot our investment focus toward opportunities that generate the highest risk-adjusted IRR, and can be funded internally through free cash flow and modest asset sales, is central to UDR's capital allocation strategy. We have a full suite of options including:

DEVELOPMENT



Channel at Mission Bay | San Francisco

Ground up wholly-owned or JV development

DEVELOPER CAPITAL PROGRAM


CITYLINE

CityLine I | Seattle

Provide capital to third-party developers for assets in markets we want to expand in

ONE-OFF/PORTFOLIO ACQS.



Eleven55 Ripley (Home Properties) | Wash., D.C.

Complete complicated portfolio acquisitions or value-add one-offs

REDEVELOPMENT



View 34 Lobby | New York, NY

Redevelop value-add communities

JV INVESTMENT



Acoma | Denver

Invest in both stabilized and development assets

REV.-ENHANCING CAP EX



Legacy Village Kitchen Remodel | Dallas

Freshen up communities when IRRs meet internal hurdles

Shorter-term accretive investment opportunities, such as, pre-paying debt when NPV positive, and share repurchases (~593K shares for ~$20 million YTD) also advance our capital allocation strategy.

Source: Company documents.

ACCRETIVE CAPITAL ALLOCATION

Executing accretively on our capital allocation pivots is as vital as being able to pivot. Below is a sampling of some of UDR's larger-scale capital allocation decisions over the past decade and how they compare against the apartment cycle.

Capital Allocation During the Apartment Cycle


UDR Market Job Growth (lt. axis)
UDR Prem/(Disc) to NAV (rt. axis)
Late-Cycle
Early-Cycle
Mid-Cycle
Lengthening Cycle
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0)%
(2.0)%
(3.0)%
(4.0)%
(5.0)%
30.0%
22.5%
15.0%
7.5%
0.0%
(7.5)%
(15.0)%
(22.5)%
(30.0)%
(37.5)%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Late-Cycle	Early-Cycle	Mid-Cycle	Lengthening Cycle
① Sold a $1.7B portfolio in 2008 just prior to the Great Financial Crisis	① Expanded our dev. pipeline with equity priced at a premium to NAV to take advantage of strong fundamentals ② Entered Boston/NYC and formed MetLife JVs from 2010-2012 at accretive valuations	① Created the Developer Capital Program ("DCP") in 2013 and expanded it in 2015 to take advantage of the tighter construction financing market and strong risk-adjusted returns available on the investments ② Funded our $900M Home Properties portfolio acquisition in 2015 with equity priced at a premium to NAV to capitalize on an improving Washington, D.C. market	① Expanded DCP given still tight construction lending environment and strong returns ② Reduced dev. pipeline size as our equity discount to NAV and new supply increased

Our capital allocation pivots have been well-timed to take advantage of value accretive pursuits throughout the cycle.

Source: Company documents, SNL and Moody's Analytics.

BALANCE SHEET STRENGTH

Our balance sheet is safe, liquid and flexible. We are comfortable with our credit metrics and the efficient pricing they provide.

2Q 2018 UDR BALANCE SHEET STATS		
Debt-to-Gross Asset Value	**33.4%**	Safely investment grade
Consolidated Net Debt-to-EBITDAre	**5.7x**	
Consolidated Fixed Charge Coverage	**4.6x**	
% of NOI Unencumbered	83.1%	
Avg. Debt Duration (Yrs.)	4.8	Well laddered maturity schedule
% of Debt Maturing in Next 3 Yrs.	31.8%	
S&P Unsecured Rating	BBB+	Translates into efficient pricing
Moody's Unsecured Rating	Baa1	

SOURCES AND USES

Our funding flexibility emanates from our access to a wide variety of capital sources, through which we fund our business and growth opportunities.

UDR'S CAPITAL SOURCES



Priced
Not Attractively
Attractively
Source in Size
Yes
No
Asset Dispositions
Unsecured Debt
Common Equity
Secured Debt
JV Capital
Line of Credit
Commercial Paper
Preferred Equity

UDR'S CAPITAL USES



Risk-Adjusted Return
Low
High
Investment Opportunity
Large
Small
Development
Acquisitions
Developer Capital Program
Redevelopment
Stock Buybacks
Revenue Enhancing Cap Ex

Source: Company documents.

COMPONENTS OF LT AFFO/SH GROWTH

When we consider UDR's long-term earnings growth potential, we target AFFO per share growth ~450 basis points above the national apartment rent index. This target is driven by our operating platform/diversified portfolio, capital structure and accretive external growth, but can be impacted positively or negatively by a variety of factors.

Primary factors that can drive growth outside of our LT targeted range:

- Better/worse SS growth
- More/less development/redevelopment coming on-line
- Below-the-line items
- Capital sourcing decisions and/or cost of financing



Nat. Avg. +700bps
0.8%
0.2%
1.4%
2.0%
Nat. Avg. +200bps
National Avg. Growth
LT UDR Outperformance vs. National Avg.
LT NOI Spread to Revenue
Leverage Effect
LT Dev./Redev. Contribution
LT Targeted Range
Operations + Diversified Portfolio
Capital Structure
External Growth

The combination of these attributes should result in strong AFFO, NAV and dividend per share growth as well as above-average, relative total shareholder return over time.

Source: Company documents.



Business Area Updates

View 34 | New York, NY

OPERATING TRENDS

	% SS NOI	Effective YOY Blended Rate Growth		Annualized SS Turnover as of August 31	
Market	**2Q18**	**SS QTD 3Q18[(1)]**	**SS QTD 3Q17[(1)]**	**YTD 2018**	**YTD 2017**
Washington, D.C.	20.0%	2.8%	2.0%	46.5%	48.0%
Orange County	13.2%	2.6%	2.7%	58.9%	61.3%
San Francisco Bay Area	12.6%	6.0%	2.4%	53.9%	57.7%
New York	9.4%	0.6%	1.3%	48.5%	44.3%
Seattle	8.2%	5.8%	4.8%	52.7%	56.9%
Boston	5.9%	5.4%	4.7%	54.6%	50.6%
Los Angeles	4.2%	4.2%	1.8%	55.3%	52.6%
Orlando	4.0%	7.0%	6.1%	52.9%	52.8%
Tampa	3.7%	5.4%	5.0%	55.5%	56.0%
Monterey Peninsula	3.6%	8.4%	8.4%	43.9%	49.0%
Nashville	3.4%	2.8%	2.4%	50.6%	56.0%
Dallas	2.7%	1.5%	3.1%	57.7%	57.1%
Total / SS Wtd. Avg.	**100.0%**	**3.7%**	**3.0%**	**52.2%**	**53.3%**

Coastal[(2)]	81.0%	3.5%	2.7%
Sunbelt[(2)]	19.0%	4.3%	4.1%
A-Quality[(3)]	50.0%	3.6%	2.4%
B-Quality[(3)]	50.0%	3.7%	3.6%
Urban	50.0%	3.4%	1.9%
Suburban	50.0%	3.8%	3.7%

Note: Intra-quarter blended lease rate growth **does not equal** revenue growth and can lead to inaccurate conclusions regarding a market's performance if viewed in a vacuum.

(1) July 1, 2018 through August 31, 2018. Includes markets > 2.5% of SS NOI.
(2) Coastal Markets: Seattle, Portland, SF Bay Area, Monterey Peninsula, Los Angeles, Orange County, Other SoCal, Boston, New York, Metro Washington, D.C. and Baltimore. Sunbelt Markets: Dallas, Austin, Nashville, Richmond, Orlando, Tampa and Other FL.
(3) A-quality is defined as having average community rent > 120% of market average rent. B-Quality = > 80% and < 120%.
Source: Company documents.

OPERATING TRENDS

The YOY comparison in our blended lease rate growth turned positive.

	4Q 2016	1Q 2017	2Q 2017	3Q 2017	4Q 2017	1Q 2018	2Q 2018	QTD 3Q 2018[2]
YOY Blended Rate Growth[1]	2.4%	2.5%	3.6%	2.9%	1.9%	2.7%	3.8%	3.7%
YOY Change in Blended Rate Growth (bps)	(290)	(280)	(170)	(120)	(50)	20	20	70



YOY UDR SS Blended Lease Rate Growth
2016
2017
2018
1Q
2Q
3Q
4Q



UDR Same-Store Market-Level Revenue Growth Expectations(2)
Seattle
Portland
West Coast:
% of SS NOI: 44%
% of Total NOI: 44%
San Francisco
Monterey Peninsula
Los Angeles
O.C.
Other Southern CA
Dallas
Austin
Southwest:
% of SS NOI: 5%
% of Total NOI: 7%
Northeast
% of SS NOI: 15%
% of Total NOI: 18%
Boston
New York
Metro Washington, D.C.
Baltimore
Richmond
Mid-Atlantic
% of SS NOI: 24%
% of Total NOI: 22%
Nashville
Orlando
Tampa
Southeast:
% of SS NOI: 12%
% of Total NOI: 10%
> 3.5% Revenue Growth
3.0% to 3.5% Revenue Growth
< 3.0% Revenue Growth

(1) Blended lease rate growth is representative of UDR's historical quarterly SS portfolios.
(2) July 1, 2018 through August 31, 2018.
(3) Revenue growth based on UDR's current 2018 market-level forecast. NOI totals may not add to 100% due to rounding.
Source: Company documents.

DEVELOPMENT PLATFORM

Development has been our preferred method of external growth over the past five years. Pipeline sizing fluctuates with the investment opportunity set and is conservatively funded (i.e., FCF and modest asset sales).

NON-STABILIZED DEVELOPMENT PIPELINE (AS OF 6/30/2018)[(1)]

Size: $811M	% Funded: 96%	# of Homes: 1,634	% of Enterprise: 5%



West Coast
Texas
Northeast

San Francisco Bay Area
- 1 land parcel

Los Angeles
- 1 completed asset, $64M
- Vision on Wilshire – 56.7% Leased[(2)]

Orange County
- 1 completed asset, $350M
- The Residences at Pacific City – 75.2% Leased[(2)]

Dallas
- 1 underway asset, $30M
- Vitruvian West – 93.5% Leased[(2)]
- 2 land parcels, 2 entitled

Boston
- 1 underway asset, $367M
- 345 Harrison – 69.4% Leased[(2)]
- 1 land parcel, 1 entitled

How do the FFO economics of a development work (incl. cost to fund)?



Capped interest offset by funding costs.
Pacific City and **345 Harrison** comprise ~$717M of development and are in various stages of lease-up during 2018. Both are expected to **stabilize in 2019/2020 with an NOI yield in the 5.5% to 6.0% range.**
$0
Loss of capped interest and full expense load with minimal occupancy.
FFO turns positive as occupancy improves and concessions burn off.
Land Acq./Design
Construction/Lease-up Begins
Lease-up
Stabilization
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58 60
Month

(1) Excludes Developer Capital Program investments. Size data is presented at UDR's pro-rata share.
(2) Leasing data as of August 31, 2018.
Source: Company documents.

DEVELOPER CAPITAL PROGRAM

Access to apartment construction financing has tightened since mid-2015 while construction costs have increased. We have taken advantage of this dislocation by investing in alternative development structures that generate strong risk-adjusted returns.


Tightening Construction Financing
Net % of Domestic Banks Reporting Stronger Demand for Commercial RE Construction Loans
Net % of Domestic Banks Loosening Standards for Commercial RE Construction Loans
60%
40%
20%
0%
(20)%
(40)%
UDR invested in $559M West Coast Development JV.
Expanded Developer Capital Program with numerous additional investments.
Banks' willingness to provide construction lending went negative in 3Q 2015.
4Q 2013
2Q 2014
4Q 2014
2Q 2015
4Q 2015
2Q 2016
4Q 2016
2Q 2017
4Q 2017
2Q 2018

DEVELOPER CAPITAL PROGRAM

UDR provides construction capital to third-party developers through a variety of funding structures that are composed of a mix of some, or all of, current income, fixed purchase options and upside participation upon sale. Given the risk profiles of our investments, we target an IRR between that of an acquisition and development.

Program Parameters:

- The development project must be in a market and of a quality that UDR would want to own long-term (i.e., we are selective in our sponsorship); and,
- The Program has a soft cap of $300 million. This sizing allows us to "move the value creation needle" but also mitigates the risk of a future earnings cliff if/when construction financing loosens.

YE 2017 – 2Q 2018 Activity:

- Completed four DCP buys/sells in 2017 that yielded a cumulative, low double-digit IRR.
- Committed to investing ~$170 million in six DCP projects in 2017 and YTD 2018 that contain 1,473 homes and are located in a variety of markets.
- Average yield on current investments is in the mid-7% range.

Source: Company documents.

2018 GUIDANCE[1]



Barton Creek Landing | Austin, TX

EARNINGS PER SHARE GUIDANCE	3Q 2018E	FY 2018E
FFO per common share and unit	$0.48 to $0.50	$1.92 to $1.95
FFO as Adj. per common share and unit	$0.48 to $0.50	$1.93 to $1.96
AFFO per common share and unit	$0.43 to $0.45	$1.78 to $1.81
Annualized Dividend per common share and unit		$1.29

SAME-STORE GUIDANCE		FY 2018E
Revenue growth	3.50% to 3.70%	3.00% to 3.50%
Expense growth		3.00% to 3.50%
NOI growth		3.00% to 3.50%
Physical occupancy		96.7% to 96.9%

SOURCES OF FUNDS ($M)		FY 2018E
Sales proceeds, LOC draw/pay down, debt and equity issuances		$170 to $370
Construction loan proceeds		$25 to $35
AFFO in excess of dividends		$149 to $158

USES OF FUNDS ($M)		FY 2018E
Debt maturities		$(35)
Development, redevelopment and land acquisition		$(175) to $(250)
Developer Capital Program		$(90) to $(110)
Equity buybacks		$(20)
Acquisitions		$0 to $(100)
Revenue enhancing capex and K&Bs		$(40) to $(45)

(1) As of August 31, 2018.
Source: Company documents.

Apartment Demographics and Fundamentals



The Residences at Pacific City | Huntington Beach, CA

Positive demographic trends in the largest (Millennials) and second largest (Baby Boomers) population age cohorts signal continued sustainable and elevated demand for rental housing.



U.S. Population by Age Cohort (M)
Non-Foreign Born
Foreign Born
The Pig in the Python: Younger age cohorts are sizeable and will continue to grow via immigration. Strong LT trend for renter growth.
26
24
22
20
18
16
14
12
10
Millennials: Primary renter cohort.
Baby Boomers: Increasingly renting and moving urban.
Years Old: 5-9
10-14
15-19
20-24
25-29
30-34
35-39
40-44
45-49
50-54
55-59
60-64

In addition to robust population growth trends, propensity to rent has increased meaningfully across all age cohorts since the single-family housing downturn in the mid-2000s.



Propensity to Rent by Age Cohort
2Q18 TTM (lt. axis)
Increase Since Peak H.O. Rate (bps, rt. axis)
80%
70%
60%
50%
40%
30%
20%
10%
1,200
1,000
800
600
400
200
0
77.3%
306
67.5%
924
1,091
53.5%
1,015
43.6%
968
37.8%
856
32.3%
679
28.5%
741
26.2%
572
23.3%
812
40.9%
Millennials were hit hard.
Years Old: < 25
25-29
30-34
35-39
40-44
45-49
50-54
55-59
60-64
Weighted Avg.

Source: U.S. Census Bureau.

The combination of strong population growth in primary renter age cohorts, rising propensity to rent across all age cohorts and a variety of other factors has resulted in renter household formation outpacing owner formation since the mid-2000s.

Household Growth by Type (000s)


YOY Owner HH Formation
YOY Renter HH Formation
YOY Total Housing Completions
The U.S. is not producing enough housing to offset HH growth.
2,000
1,500
1,000
500
0
(500)
(1,000)
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018E
2019E

Renter demographic demand drivers look resilient in the years ahead. Changes in lifestyle preferences are long-cycle and amplified when factors limiting homeownership, such as rising student debt balances, are added to the equation. Unbundling Millennial households should also help.



Peak home-buying age ↑ to 33 from 29 in the 1970s.



Avg. age of marriage ↑ to 28 from 22 in the 1970s.


JOBS
JOBS

Millennials are transient. Avg. job tenure is 3.2 years.


Total Student Debt Outstanding ($T, rt. axis)
% of 18-34 Y.O. Living with Parents (lt. axis)
LT Avg. 18-34 Y.O. Living with Parents (lt. axis)
Returning to the LT average of 29% equates to 1.5 million additional households.
27%
31%
$0.4
$1.4
33%
32%
31%
30%
29%
28%
27%
26%
25%
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
2005
2007
2009
2011
2013
2015
2017

NEAR-TERM RENTAL DRIVERS

Demographic drivers will continue to provide a beneficial tailwind to apartments. But, near-term demand is generated by employment and wage growth. UDR's markets compare favorably vs. the nation as a whole.

LTM Employment + Wage Growth (Total Income Growth)


National
UDR Markets
6%
5%
4%
3%
2%
1%
0%
(1)%
(2)%
(3)%
5.1%
4.2%
Strong LTM wage growth is more than making up for decelerating job growth in many of UDR's markets.
2008 2009 2010 2010 2011 2012 2012 2013 2014 2014 2015 2016 2016 2017 2018

The quality of jobs being created is another important indicator of sustainable apartment demand. Higher quality, higher paying job creation remains strong and has served as a key contributor to the ongoing employment recovery following the Great Recession.

Job Creation by Quality (000s)[(1)]


High-Quality (lt. axis)
Low-Quality (lt. axis)
% of High-Quality Jobs in UDR Markets (rt. axis)
4,000
2,000
0
(2,000)
(4,000)
(6,000)
29.0%
28.5%
28.0%
27.5%
27.0%
26.5%
Lower quality jobs faired far worse during the Great Recession.
Higher quality jobs continue to drive demand for apartments.
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

(1) High-quality = Information, Financial Activities, Professional/Business Services and Education and Health Services. Low-Quality = Mining and Logging, Construction, Manufacturing, Trade, Transportation and Utilities, Leisure and Hospitality, Other Services and Government.

Source: U.S. Census Bureau, AxioMetrics, Moody's and Bureau of Labor Statistics.

NEAR-TERM RENTAL DRIVERS

YOY Employment growth in UDR's same-store portfolio is expected to be flat at 1.9% in 2018 versus 2017 and wage growth is forecast to remain strong. Recent market-level results are varied, but Total Income Growth (employment growth + wage growth) still points to solid overall apartment demand.

UDR'S MARKET-LEVEL EMPLOYMENT OVERVIEW(1)

MARKET	% OF 2Q18 SS NOI	LTM YOY JOB GROWTH	LTM YOY WAGE GROWTH	LTM YOY TOTAL INCOME GROWTH
Washington, D.C.	20.0%	1.3%	2.9%	4.2%
Orange County	13.2%	1.7%	2.1%	3.9%
SF Bay Area	12.6%	2.3%	3.7%	6.1%
New York	9.4%	1.4%	3.0%	4.4%
Seattle	8.2%	2.9%	3.9%	6.9%
Boston	5.9%	1.2%	2.6%	3.8%
Los Angeles	4.2%	1.3%	4.2%	5.6%
Orlando	4.0%	3.0%	2.6%	5.6%
Tampa	3.7%	2.0%	6.0%	8.1%
Nashville	3.4%	2.6%	2.8%	5.4%
Dallas	2.7%	2.9%	3.7%	6.7%
UDR SS Total	**100.0%**	1.9%	3.2%	5.1%
National		1.5%	2.6%	4.2%

GREEN = Better than National Avg. **BLACK** = In-Line with National Avg. **RED** = Worse than National Avg.

(1) As of June 2018.
Source: Bureau of Labor Statistics and Moody's.

NEAR TERM RENTAL DRIVERS

Working to counteract the strong employment environment is elevated new apartment supply. 2016 through 2018E deliveries have been, or are forecasted to be, near or above long-term trend. Deflating deliveries by household growth (i.e., similar concept to constant dollars) makes for more useful new supply comparisons over time.

U.S. Multifamily Real Completions (000s)


After severely underbuilding apartments from 2009-2014, 2016-2018E real supply growth looks slightly elevated versus the LT avg. After 2018, supply growth is expected to moderate back near LT trend as construction lending tightens.
LT Real Avg.: 334
500
450
400
350
300
250
200
150
100
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019E

UDR will be exposed to a small subset of expected 2018 national apartment deliveries.

2018E Nominal New Apartment Supply Overview


National: 338K homes
UDR's Markets: 153K homes / 45% of National
UDR's Submarkets: 38K homes / 11% of National
1-Mile: 13K / 4%
0.5-Miles: 7K / 2%

Forecast New Supply Within 0.5- and 1-Mile Radii of a UDR Same-Store Community

Source: U.S. Census Bureau and AxioMetrics.

NEAR-TERM RENTAL DRIVERS

Year-over-year forecasted apartment supply growth in UDR's same-store submarkets varies widely by MSA.

2018 UDR SAME-STORE SUBMARKET APARTMENT DELIVERY EXPECTATIONS

	TOTAL DELIVERIES	1H18 VS. 1H17	2H18 VS. 2H17	% OF DELIVERIES IN 1H18
Total UDR SS Submarkets	37,558	↓	↑	39%

** **Color of market name** indicates whether 2018 UDR submarket supply is forecast to grow in excess of market supply on a YOY basis: **Green** = Lower Growth in UDR Submarkets, **Black** = Similar Growth, **Red** = Higher Growth

Seattle
2018E Submarket Deliveries: 3,342
1H18 vs. 1H17: ↓
2H18 vs. 2H17: ↑
% of Deliveries in 1H18: 23%

New York
2018E Submarket Deliveries: 3,631
1H18 vs. 1H17: ↓
2H18 vs. 2H17: ↑
% of Deliveries in 1H18: 19%

Boston
2018E Submarket Deliveries: 3,381
1H18 vs. 1H17: ↑
2H18 vs. 2H17: ↑
% of Deliveries in 1H18: 50%



San Francisco Bay Area
2018E Submarket Deliveries: 2,853
1H18 vs. 1H17: ↓
2H18 vs. 2H17: ↑
% of Deliveries in 1H18: 36%

Metro Washington, D.C.
2018E Submarket Deliveries: 5,331
1H18 vs. 1H17: ↓
2H18 vs. 2H17: ↓
% of Deliveries in 1H18: 50%

Los Angeles
2018E Submarket Deliveries: 1,343
1H18 vs. 1H17: ↑
2H18 vs. 2H17: ↑
% of Deliveries in 1H18: 17%

Orange County
2018E Submarket Deliveries: 2,171
1H18 vs. 1H17: ↓
2H18 vs. 2H17: ↑
% of Deliveries in 1H18: 47%

Dallas
2018E Submarket Deliveries: 5,645
1H18 vs. 1H17: ↓
2H18 vs. 2H17: ↑
% of Deliveries in 1H17: 31%

Florida and Nashville
2018E Submarket Deliveries: 5,516
1H18 vs. 1H17: ↓
2H18 vs. 2H17: ↓
% of Deliveries in 1H18: 41%

Legend: ↓ = YOY Decline > 5% ↔ = YOY Change within 5% ↑ = YOY Increase > 5%

Source: Company documents and AxioMetrics.

Forward Looking Statements

Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward looking statements. Such factors include, among other things, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning the availability of capital and the stability of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments and redevelopments, delays in completing lease-ups on schedule or at expected rent and occupancy levels, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels and rental rates, expectations concerning joint ventures and partnerships with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

Definitions and reconciliations can be found in the attached appendix and on UDR's investor relations website at http://ir.udr.com/ under the News and Presentations heading.

UDR®

Investor Relations Contact:
Chris Van Ens
cvanens@udr.com
720.348.7762



UDR

UDR Definitions and Reconciliations

September 2018

Mailroom of Vision on Wilshire
Los Angeles, CA

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than through development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on page A-11 of this presentation.

Consolidated Fixed Charge Coverage Ratio – adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on page A-10 of this presentation.

Consolidated Interest Coverage Ratio – adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on page A-10 of this presentation.

Consolidated Net Debt-to-EBITDAre – adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Source: Company documents, NAREIT and Green Street Advisors.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on page A-10 of this presentation.

Cost of Capital: The cost to a company, such as a REIT, of raising capital in the form of equity (common or preferred stock) or debt. The cost of equity capital generally is considered to include both the dividend yield as well as the expected equity growth either by higher dividends or appreciation in stock price. The cost of debt capital generally is the after-tax interest expense on the debt incurred.

Debt-to-Asset Value: The amount of debt in relation to gross assets.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Dividend Payout Ratio: Measures the percentage of a REIT's common dividend that is covered by recurring cash flow.

Dividend Yield: A valuation metric typically used to compare dividend return potential. Dividend yield is the expected annual dividend per share as a percentage of the current share price.

DownREIT: A DownREIT is structured much like an UPREIT, but the REIT also owns and operates properties other than its interest in a controlled partnership that owns and operates a separate group of properties.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of NAREIT in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company's ability to incur and service debt, and will enable investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on page A-10 of this presentation.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it indicates market-level new demand trends.

Source: Company documents, NAREIT and Green Street Advisors.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it indicates market-level, in-place demand trends.

Equity Market Cap: The market value of all outstanding common stock and equivalents of a company based on the trading price of the common stock on a given day.

Equity REIT: A REIT which owns, or has an "equity interest" in, income-producing real estate (rather than making loans secured by real estate collateral).

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains or losses on sales of non-depreciable property and marketable securities, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on page A-11 of this presentation.

Funds From Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains or losses from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs.

Source: Company documents, NAREIT and Green Street Advisors.

A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on page A-11 of this presentation.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Internal Rate of Return ("IRR"): The discount rate that sets estimated discounted cash flows equal to the initial investment.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	2Q 2018	YTD 2018
Income/(loss) from unconsolidated entities	$ (2,032)	$ (3,709)
Management fee	1,215	2,420
Interest expense	9,834	19,392
Depreciation	15,512	29,852
General and administrative	147	272
West Coast Development JV Preferred Return - Attachment 12(B)	(1,041)	(2,063)
Developer Capital Program - Other (excludes Alameda Point Block 11)	(1,862)	(3,290)
Other (income)/expense	331	498
Total Joint Venture NOI at UDR's Ownership Interest	$ 22,104	$ 43,372

Net Asset Value: Net Asset Value ("NAV") is defined as marked-to-market value of assets less marked-to-market value of liabilities and preferred equity, divided by total outstanding diluted shares and operating partnership units.

Management considers NAV a useful metric for investors as it provides context to portfolio value changes over time based on widely accepted market inputs.

Net Operating Income ("NOI"): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community's continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Net income/(loss) attributable to UDR, Inc.	$ 20,601	$ 81,756	$ 69,280	$ 16,190	$ 10,157
Property management	7,057	6,888	6,878	6,827	6,728
Other operating expenses	2,825	2,009	3,050	1,950	2,369
Real estate depreciation and amortization	106,520	108,136	109,401	107,171	108,450
Interest expense	31,598	29,943	34,211	30,095	33,866
Casualty-related charges/(recoveries), net	746	940	586	2,056	1,191
General and administrative	12,373	11,759	11,590	12,467	11,434
Tax provision/(benefit), net	233	227	(1,065)	127	366
(Income)/loss from unconsolidated entities	2,032	1,677	(19,666)	(1,819)	1,426
Interest income and other (income)/expense, net	(1,128)	(2,759)	(548)	(481)	(515)
Joint venture management and other fees	(3,109)	(2,822)	(2,764)	(2,827)	(3,321)
Other depreciation and amortization	1,684	1,691	1,648	1,585	1,567
(Gain)/loss on sale of real estate owned, net of tax	-	(70,300)	(41,272)	-	-
Net income/(loss) attributable to noncontrolling interests	1,843	7,469	6,347	1,380	905
Total consolidated NOI	$ 183,275	$ 176,614	$ 177,676	$ 174,721	$ 174,623

Source: Company documents, NAREIT and Green Street Advisors.

Nominal Cap Rate: Nominal cap rates represent the expected unleveraged first year yield a property buyer expects to realize on its investment.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

Proposition 13: In California, an amendment enacted in 1978 that limits the tax rate on real estate. The proposition decreased property taxes by assessing property values at their 1975 value and restricted annual increases of assessed value to an inflation factor, not to exceed 2% per year. It also prohibited reassessment of a new base year except for: (a) a change in ownership, or (b) completion of new construction.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Real Estate Investment Trust Act of 1960: The federal law that authorized REITs. Its purpose was to allow small investors to pool their investments in real estate in order to get the same benefits as might be obtained by direct ownership, while also diversifying their risks and obtaining professional management.

Real Estate Investment Trust ("REIT"): A REIT is a company dedicated to owning and, in most cases, operating income-producing real estate, such as apartments, shopping centers, offices and warehouses. Some REITs also are engaged in financing real estate.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested: The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project's annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Revenue Enhancing Capital Expenditures ("Cap Ex"): The Company defines Revenue Enhancing Capital Expenditures as expenditures that result in increased income generation over time.

Management considers Revenue Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Source: Company documents, NAREIT and Green Street Advisors.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community's occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments: The Company calculates expected stabilized yields on development as follows: projected stabilized NOI less management fees divided by budgeted construction costs on a project-specific basis. Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on page A-5, is set forth in the definition of Stabilization Period for Development Yield.

Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management's expectations for the Company's overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Developments as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company's future performance once stabilized.

Total Return: A stock's dividend income plus capital appreciation, before taxes and commissions.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

UPREIT: In the typical umbrella partnership REIT (UPREIT), the partners of the existing partnerships and a REIT become partners in a new partnership termed the operating partnership. For their respective interests in the operating partnership (OP units), the partners contribute the properties from the existing partnership and the REIT contributes the cash proceeds from its public offering. The REIT typically is the general partner and the majority owner of the operating partnership.

After a period of time (often one year), the partners may enjoy the same liquidity of the REIT shareholders by tendering their OP units for redemption for either cash or REIT shares (at the option of the REIT or operating partnership). This redemption may result in the partners incurring the tax deferred at the UPREIT's formation.

Source: Company documents, NAREIT and Green Street Advisors.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Source: Company documents, NAREIT and Green Street Advisors.

DEFINITIONS AND RECONCILIATIONS

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full year 2018 and third quarter of 2018 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2018			
	Low		High	
Forecasted net income per diluted share	$	0.51	$	0.54
Conversion from GAAP share count		(0.04)		(0.04)
Net gain on the sale of depreciable real estate owned		(0.24)		(0.24)
Depreciation		1.65		1.65
Cumulative effect of change in accounting principle		(0.01)		(0.01)
Noncontrolling interests		0.04		0.04
Preferred dividends		0.01		0.01
Forecasted FFO per diluted share and unit	**$**	**1.92**	**$**	**1.95**
Disposition-related FFO		-		-
Cost associated with debt extinguishment		-		-
Casualty-related charges/(recoveries)		0.01		0.01
Forecasted FFO as Adjusted per diluted share and unit	**$**	**1.93**	**$**	**1.96**
Recurring capital expenditures		(0.15)		(0.15)
Forecasted AFFO per diluted share and unit	**$**	**1.78**	**$**	**1.81**

	3Q 2018			
	Low		High	
Forecasted net income per diluted share	$	0.08	$	0.10
Conversion from GAAP share count		(0.01)		(0.01)
Depreciation		0.41		0.41
Noncontrolling interests		-		-
Preferred dividends		-		-
Forecasted FFO per diluted share and unit	**$**	**0.48**	**$**	**0.50**
Disposition-related FFO		-		-
Cost associated with debt extinguishment		-		-
Casualty-related charges/(recoveries)		-		-
Forecasted FFO as Adjusted per diluted share and unit	**$**	**0.48**	**$**	**0.50**
Recurring capital expenditures		(0.05)		(0.05)
Forecasted AFFO per diluted share and unit	**$**	**0.43**	**$**	**0.45**

Source: Company documents, NAREIT and Green Street Advisors.

Coverage Ratios		Quarter Ended June 30, 2018
Net income/(loss)	$	22,444
Adjustments:		
Interest expense, including costs associated with debt extinguishment		31,598
Real estate depreciation and amortization		106,520
Other depreciation and amortization		1,684
Income tax provision/(benefit), net		233
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures		25,346
EBITDAre	$	187,825
Casualty-related charges/(recoveries), net		806
Legal and other costs		625
(Income)/loss from unconsolidated entities		2,032
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures		(25,346)
Management fee expense on unconsolidated joint ventures		(1,215)
Consolidated EBITDAre - adjusted for non-recurring items	$	164,727
Annualized consolidated EBITDAre - adjusted for non-recurring items	$	658,908
Interest expense, including costs associated with debt extinguishment		31,598
Capitalized interest expense		3,603
Total interest	$	35,201
Preferred dividends	$	971
Total debt	$	3,752,112
Cash		(1,055)
Net debt	$	3,751,057
Consolidated Interest Coverage Ratio - adjusted for non-recurring items		**4.7x**
Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items		**4.6x**
Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items		**5.7x**

Source: Company documents.

DEFINITIONS AND RECONCILIATIONS

In thousands, except per share and unit amounts	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017
Net income/(loss) attributable to common stockholders	$ 19,630	$ 9,228	$ 100,431	$ 34,266
Real estate depreciation and amortization	106,520	108,450	214,656	213,482
Noncontrolling interests	1,843	905	9,312	3,334
Real estate depreciation and amortization on unconsolidated joint ventures	15,512	14,497	29,852	28,264
Cumulative effect of change in accounting principle (1)	-	-	(2,100)	-
Net gain on the sale of unconsolidated depreciable property	-	-	-	(12,158)
Net gain on the sale of depreciable real estate owned	-	-	(70,300)	(552)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$ 143,505	$ 133,080	$ 281,851	$ 266,636
Distributions to preferred stockholders - Series E (Convertible) (2)	971	929	1,926	1,858
FFO attributable to common stockholders and unitholders, diluted	$ 144,476	$ 134,009	$ 283,777	$ 268,494
FFO per common share and unit, basic	$ 0.49	$ 0.46	$ 0.97	$ 0.91
FFO per common share and unit, diluted	$ 0.49	$ 0.45	$ 0.96	$ 0.90
Weighted average number of common shares and OP/DownREIT Units outstanding – basic	291,885	291,836	291,968	291,794
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding - diluted	296,475	296,751	296,553	296,683
Impact of adjustments to FFO:				
Cost/(benefit) associated with debt extinguishment and other	$ -	$ 4,318	$ -	$ 5,834
Net gain on the sale of non-depreciable real estate owned (3)	-	-	-	(1,580)
Legal and other costs	625	-	625	-
Casualty-related charges/(recoveries), net	806	1,191	1,815	1,693
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	-	-	-	(881)
	$ 1,431	$ 5,509	$ 2,440	$ 5,066
FFO as Adjusted attributable to common stockholders and unitholders, diluted	$ 145,907	$ 139,518	$ 286,217	$ 273,560
FFO as Adjusted per common share and unit, diluted	$ 0.49	$ 0.47	$ 0.97	$ 0.92
Recurring capital expenditures	(12,781)	(10,682)	(19,450)	(17,473)
AFFO attributable to common stockholders and unitholders, diluted	$ 133,126	$ 128,836	$ 266,767	$ 256,087
AFFO per common share and unit, diluted	$ 0.45	$ 0.43	$ 0.90	$ 0.86

See pages A-1 through A-11 for definitions and other terms.

(1) During 1Q18, UDR adopted ASU No. 2016 01, Financial Instruments – Overall (Subtopic 825-10), Recognition and Measurement of Financial Assets and Financial Liabilities. The updated standard requires certain equity securities to be measured at fair value on the balance sheet, with changes in fair value recognized in net income. The adoption of the standard resulted in UDR recording a gain of $2.1 million in Interest income and other income/(expense), net on the Consolidated Statements of Operations. As such, the cumulative effect of the change in accounting principle is backed out for FFO.

(2) Series E preferred shares are dilutive for purposes of calculating FFO per share. Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(3) The GAAP gain for the six months ended June 30, 2017 is $2.1 million, of which $1.6 million is FFO gain related to the sale of land parcels. The FFO gain is backed out for FFO as Adjusted.

Source: Company documents.

Forward Looking Statements

Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward looking statements. Such factors include, among other things, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning the availability of capital and the stability of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments and redevelopments, delays in completing lease-ups on schedule or at expected rent and occupancy levels, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels and rental rates, expectations concerning joint ventures and partnerships with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

Definitions and reconciliations can be found in the attached appendix and on UDR's investor relations website at http://ir.udr.com/ under the News and Presentations heading.

UDR®